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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                               September 18, 2002
                               ------------------




                                 i3 Mobile, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  0-30175                               51-0335259
                  -------                               ----------
         (Commission File Number)          (IRS Employer Identification Number)

                  181 Harbor Drive, Stamford, Connecticut      06902
                  ----------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)


         Registrant's telephone number, including area code 203-428-3000
                                                            ------------


                                       N/A
                                       ---


          (Former Name or Former Address, if Changes Since Last Report)



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ITEM 5.  OTHER EVENTS


On September 18, 2002, i3 Mobile, Inc. (the "Company') announced that its common stock would begin trading on The Nasdaq SmallCap Market effective with the open of the market on Thursday, September 19, 2002. The Company's press release dated September 18, 2002 announcing the transfer to the SmallCap Market listing is filed as Exhibit 99.1 hereto and is incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

99.1   Text of Press Release, dated September 18, 2002.












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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 i3 MOBILE, INC.




                                  By: /s/ Edward J. Fletcher
                                     --------------------------------------
                                     Name:  Edward J. Fletcher
                                     Title: Senior Vice President, Finance



Date:   September 18, 2002


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                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION

99.1        i3 Mobile, Inc. Press Release,
            dated September 18, 2002.